Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
September 30, 2024
ICF-NPRT3-1124
1.9882755.107
Foreign Government and Government Agency Obligations - 7.9%
		Principal Amount (a)	Value ($)
CANADA - 1.8%
Canadian Government 2.75% 6/1/2033	CAD	1,450,000	1,059,188
Canadian Government 3% 6/1/2034	CAD	900,000	667,745
TOTAL CANADA			1,726,933
GERMANY - 6.1%
German Federal Republic 0% 8/15/2031 (b)	EUR	2,150,000	2,097,837
German Federal Republic 2.5% 7/4/2044 (b)	EUR	1,759,000	1,967,637
German Federal Republic 2.6% 8/15/2034 (b)	EUR	500,000	579,711
German Federal Republic 3.25% 7/4/2042 (b)	EUR	951,000	1,180,418
TOTAL GERMANY			5,825,603
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $7,417,950)			7,552,536

Non-Convertible Corporate Bonds - 53.2%
		Principal Amount (a)	Value ($)
AUSTRALIA - 2.3%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.6%
Telstra Group Ltd 3.5% 9/3/2036 (b)	EUR	475,000	537,058
Financials - 1.7%
Financial Services - 0.4%
Leighton Fin USA Pty Ltd 1.5% 5/28/2029 (b)	EUR	442,000	438,487
Insurance - 1.3%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(c)	GBP	297,000	352,121
QBE Insurance Group Ltd 6.75% 12/2/2044 (b)(c)		860,000	860,000
			1,212,121
TOTAL FINANCIALS			1,650,608

TOTAL AUSTRALIA			2,187,666
BELGIUM - 0.5%
Financials - 0.5%
Banks - 0.5%
KBC Group NV 6.324% 9/21/2034 (c)(d)		437,000	476,122
CZECH REPUBLIC - 0.8%
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
CPI Property Group SA 6% 1/27/2032 (b)	EUR	300,000	321,840
CPI Property Group SA 7% 5/7/2029 (b)	EUR	400,000	461,200

TOTAL CZECH REPUBLIC			783,040
DENMARK - 1.8%
Consumer Staples - 0.1%
Tobacco - 0.1%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	125,000	141,186
Financials - 1.7%
Banks - 1.7%
Danske Bank A/S 3.875% 1/9/2032 (b)(c)	EUR	1,145,000	1,308,569
Jyske Bank A/S 5.125% 5/1/2035 (b)(c)	EUR	211,000	247,270
			1,555,839
TOTAL DENMARK			1,697,025
FINLAND - 0.6%
Financials - 0.6%
Banks - 0.6%
Nordea Bank Abp 4.125% 5/5/2028 (b)	EUR	504,000	583,800
FRANCE - 4.2%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
RCI Banque SA 5.5% 10/9/2034 (b)(c)	EUR	200,000	227,394
Financials - 2.1%
Banks - 2.1%
BNP Paribas SA 2.159% 9/15/2029 (c)(d)		473,000	431,034
BNP Paribas SA 2.5% 3/31/2032 (b)(c)	EUR	300,000	323,876
BNP Paribas SA 4.125% 5/24/2033 (b)	EUR	400,000	476,512
Societe Generale SA 6.691% 1/10/2034 (c)(d)		647,000	700,629
			1,932,051
Industrials - 0.4%
Transportation Infrastructure - 0.4%
Holding d'Infrastructures des Metiers de l'Environnement 0.625% 9/16/2028 (b)	EUR	396,000	383,685
Utilities - 1.5%
Electric Utilities - 1.1%
Electricite de France SA 4.75% 10/12/2034 (b)	EUR	400,000	484,675
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	400,000	523,463
			1,008,138
Multi-Utilities - 0.4%
Engie SA 3.875% 3/6/2036 (b)	EUR	200,000	227,974
Engie SA 4.25% 9/6/2034 (b)	EUR	200,000	235,260
			463,234
TOTAL FRANCE			4,014,502
GERMANY - 6.6%
Consumer Discretionary - 1.0%
Automobile Components - 1.0%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	100,000	115,244
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	300,000	335,515
ZF Europe Finance BV 2% 2/23/2026 (b)	EUR	100,000	107,687
ZF Finance GmbH 2% 5/6/2027 (b)	EUR	400,000	414,181
			972,627
Financials - 1.7%
Banks - 0.4%
Commerzbank AG 4.875% 10/16/2034 (b)(c)	EUR	100,000	114,682
Commerzbank AG 8.625% 2/28/2033 (b)(c)	GBP	200,000	289,136
			403,818
Capital Markets - 1.3%
Deutsche Bank AG 6.125% 12/12/2030 (b)(c)	GBP	900,000	1,236,116
TOTAL FINANCIALS			1,639,934

Health Care - 1.5%
Pharmaceuticals - 1.5%
Bayer US Finance LLC 6.375% 11/21/2030 (d)		613,000	656,283
Bayer US Finance LLC 6.5% 11/21/2033 (d)		676,000	731,665
			1,387,948
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Accentro Real Estate AG 5.625% 2/13/2026 (b)(e)	EUR	478,800	225,449
Sirius Real Estate Ltd 1.125% 6/22/2026 (b)	EUR	200,000	213,576
			439,025
Utilities - 2.0%
Electric Utilities - 1.0%
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	100,000	111,306
Amprion GmbH 3.625% 5/21/2031 (b)	EUR	100,000	114,075
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(c)	EUR	500,000	499,652
EnBW International Finance BV 3.5% 7/22/2031 (b)	EUR	200,000	227,226
			952,259
Independent Power and Renewable Electricity Producers - 0.7%
RWE Finance US LLC 5.875% 4/16/2034 (d)		658,000	687,953
Multi-Utilities - 0.3%
E.ON SE 3.375% 1/15/2031 (b)	EUR	214,000	242,168
TOTAL UTILITIES			1,882,380

TOTAL GERMANY			6,321,914
HONG KONG - 0.8%
Financials - 0.8%
Insurance - 0.8%
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(c)		780,000	722,303
IRELAND - 1.4%
Financials - 1.4%
Banks - 1.4%
AIB Group PLC 2.25% 4/4/2028 (b)(c)	EUR	450,000	491,267
AIB Group PLC 5.25% 10/23/2031 (b)(c)	EUR	100,000	122,189
AIB Group PLC 6.608% 9/13/2029 (c)(d)		441,000	471,802
Bank of Ireland Group PLC 5.601% 3/20/2030 (c)(d)		269,000	278,510

TOTAL IRELAND			1,363,768
ITALY - 0.6%
Financials - 0.3%
Banks - 0.3%
Intesa Sanpaolo SpA 6.625% 6/20/2033 (d)		236,000	257,959
Utilities - 0.3%
Electric Utilities - 0.3%
Enel Finance International NV 5.5% 6/26/2034 (d)		300,000	311,717
TOTAL ITALY			569,676
LUXEMBOURG - 4.0%
Financials - 0.9%
Financial Services - 0.9%
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund 4.75% 3/27/2034 (b)	EUR	246,000	288,391
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	1,822,400	568,009
			856,400
Industrials - 0.4%
Ground Transportation - 0.4%
Alpha Trains Finance SA 2.064% 6/30/2030 (b)	EUR	371,000	404,065
Real Estate - 2.7%
Industrial REITs - 0.1%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	100,000	115,826
Real Estate Management & Development - 2.6%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	397,000	402,616
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	983,000	1,005,349
Blackstone Property Partners Europe Holdings Sarl 2.625% 10/20/2028 (b)	GBP	141,000	169,131
Logicor Financing Sarl 1.625% 1/17/2030 (b)	EUR	289,000	286,728
Logicor Financing Sarl 2% 1/17/2034 (b)	EUR	212,000	198,190
Logicor Financing Sarl 4.25% 7/18/2029 (b)	EUR	100,000	113,235
P3 Group Sarl 4% 4/19/2032 (b)	EUR	200,000	222,416
			2,397,665
TOTAL LUXEMBOURG			3,773,956
MEXICO - 0.7%
Energy - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Petroleos Mexicanos 5.95% 1/28/2031		735,000	634,232
NETHERLANDS - 4.1%
Communication Services - 0.4%
Diversified Telecommunication Services - 0.2%
Koninklijke KPN NV 3.875% 2/16/2036 (b)	EUR	200,000	227,706
Entertainment - 0.2%
Universal Music Group NV 4% 6/13/2031 (b)	EUR	161,000	188,403
TOTAL COMMUNICATION SERVICES			416,109

Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
REWE International Finance BV 4.875% 9/13/2030 (b)	EUR	100,000	119,140
Financials - 3.3%
Banks - 2.1%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	300,000	344,312
Cooperatieve Rabobank UA 4% 1/10/2030 (b)	EUR	500,000	582,138
ING Groep NV 4.75% 5/23/2034 (b)(c)	EUR	800,000	971,558
			1,898,008
Insurance - 1.2%
Argentum Netherlands BV 5.625% 8/15/2052 (b)(c)		377,000	382,391
Argentum Netherlands BV 5.75% 8/15/2050 (b)(c)		740,000	740,666
			1,123,057
TOTAL FINANCIALS			3,021,065

Industrials - 0.3%
Transportation Infrastructure - 0.3%
Royal Schiphol Group NV 3.375% 9/17/2036 (b)	EUR	300,000	332,761
TOTAL NETHERLANDS			3,889,075
NORWAY - 0.3%
Financials - 0.3%
Banks - 0.3%
DNB Bank ASA 0.25% 2/23/2029 (b)(c)	EUR	246,000	249,523
POLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	432,000	434,408
PORTUGAL - 0.3%
Financials - 0.3%
Insurance - 0.3%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(c)	EUR	300,000	329,052
SPAIN - 1.5%
Financials - 1.3%
Banks - 1.3%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (c)		200,000	212,110
CaixaBank SA 3.625% 9/19/2032 (b)(c)	EUR	900,000	1,008,548
			1,220,658
Health Care - 0.2%
Health Care Equipment & Supplies - 0.2%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	200,000	232,038
TOTAL SPAIN			1,452,696
SWEDEN - 0.9%
Real Estate - 0.9%
Real Estate Management & Development - 0.9%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	700,000	679,085
Samhallsbyggnadsbolaget i Norden AB 2.25% 8/12/2027 (b)(e)	EUR	215,000	196,111

TOTAL SWEDEN			875,196
SWITZERLAND - 2.1%
Financials - 2.1%
Capital Markets - 1.8%
UBS Group AG 4.125% 6/9/2033 (b)(c)	EUR	602,000	698,437
UBS Group AG 4.75% 3/17/2032 (b)(c)	EUR	812,000	972,227
			1,670,664
Insurance - 0.3%
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(c)		391,000	347,138
TOTAL SWITZERLAND			2,017,802
UNITED KINGDOM - 16.4%
Communication Services - 0.2%
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC 4.875% 10/3/2078 (b)(c)	GBP	169,000	223,784
Consumer Discretionary - 2.7%
Broadline Retail - 1.6%
John Lewis PLC 4.25% 12/18/2034 (b)	GBP	100,000	104,596
John Lewis PLC 6.125% 1/21/2025	GBP	1,076,000	1,439,693
			1,544,289
Hotels, Restaurants & Leisure - 0.7%
Compass Group PLC 3.25% 9/16/2033 (b)	EUR	300,000	333,644
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	236,000	293,503
			627,147
Household Durables - 0.4%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	357,000	381,045
TOTAL CONSUMER DISCRETIONARY			2,552,481

Consumer Staples - 1.7%
Consumer Staples Distribution & Retail - 0.5%
Tesco Corporate Treasury Services PLC 2.75% 4/27/2030 (b)	GBP	390,000	468,097
Household Products - 0.2%
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/2033 (b)	EUR	127,000	145,973
Tobacco - 1.0%
BAT Capital Corp 5.834% 2/20/2031		2,000	2,121
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	448,000	504,710
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	388,000	463,157
			969,988
TOTAL CONSUMER STAPLES			1,584,058

Financials - 6.8%
Banks - 6.3%
Barclays PLC 5.262% 1/29/2034 (b)(c)	EUR	489,000	601,958
Barclays PLC 8.407% 11/14/2032 (b)(c)	GBP	173,000	247,059
HSBC Holdings PLC 4.787% 3/10/2032 (b)(c)	EUR	163,000	195,685
HSBC Holdings PLC 4.856% 5/23/2033 (b)(c)	EUR	780,000	945,055
HSBC Holdings PLC 8.201% 11/16/2034 (b)(c)	GBP	360,000	529,867
Lloyds Banking Group PLC 1.985% 12/15/2031 (c)	GBP	201,000	251,088
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(c)	EUR	800,000	957,718
NatWest Group PLC 2.105% 11/28/2031 (b)(c)	GBP	202,000	253,232
NatWest Group PLC 4.771% 2/16/2029 (b)(c)	EUR	398,000	465,939
NatWest Group PLC 7.416% 6/6/2033 (b)(c)	GBP	544,000	766,676
Virgin Money UK PLC 7.625% 8/23/2029 (b)(c)	GBP	499,000	726,865
			5,941,142
Insurance - 0.5%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	310,000	469,158
TOTAL FINANCIALS			6,410,300

Industrials - 1.7%
Ground Transportation - 0.7%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	639,000	700,616
Trading Companies & Distributors - 0.4%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	315,000	406,273
Transportation Infrastructure - 0.6%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	400,000	538,140
TOTAL INDUSTRIALS			1,645,029

Real Estate - 0.5%
Office REITs - 0.3%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	200,000	265,740
Real Estate Management & Development - 0.2%
Tritax EuroBox PLC 0.95% 6/2/2026 (b)	EUR	225,000	240,706
TOTAL REAL ESTATE			506,446

Utilities - 2.8%
Electric Utilities - 0.9%
NGG Finance PLC 2.125% 9/5/2082 (b)(c)	EUR	460,000	486,431
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	325,000	365,167
			851,598
Water Utilities - 1.9%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	141,000	148,207
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	130,000	175,644
Anglian Water Services Financing PLC 6.25% 9/12/2044 (b)	GBP	250,000	333,838
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	195,000	269,472
Severn Trent Utilities Finance PLC 4.625% 11/30/2034 (b)	GBP	307,000	384,905
Southern Water Services Finance Ltd 1.625% 3/30/2027 (b)	GBP	100,000	110,559
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	110,000	118,006
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	216,000	255,505
			1,796,136
TOTAL UTILITIES			2,647,734

TOTAL UNITED KINGDOM			15,569,832
UNITED STATES - 2.8%
Communication Services - 0.6%
Diversified Telecommunication Services - 0.2%
Verizon Communications Inc 3.75% 2/28/2036	EUR	182,000	206,468
Media - 0.4%
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	350,000	387,701
TOTAL COMMUNICATION SERVICES			594,169

Financials - 1.3%
Banks - 0.2%
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(c)	EUR	199,000	227,487
Capital Markets - 0.9%
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	354,000	465,114
Morgan Stanley 3.955% 3/21/2035 (c)	EUR	245,000	280,437
			745,551
Consumer Finance - 0.2%
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	208,000	234,759
TOTAL FINANCIALS			1,207,797

Industrials - 0.2%
Building Products - 0.2%
Carrier Global Corp 4.5% 11/29/2032	EUR	156,000	187,060
Real Estate - 0.1%
Diversified REITs - 0.1%
WP Carey Inc 4.25% 7/23/2032	EUR	100,000	114,687
Utilities - 0.6%
Electric Utilities - 0.6%
Duke Energy Corp 3.85% 6/15/2034	EUR	216,000	241,665
Southern Co/The 1.875% 9/15/2081 (c)	EUR	333,000	341,951
			583,616
TOTAL UNITED STATES			2,687,329
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $51,082,718)			50,632,917

Preferred Securities - 10.6%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
CPI Property Group SA 3.75% (b)(c)(f)	EUR	494,000	446,863
FINLAND - 0.4%
Real Estate - 0.4%
Real Estate Management & Development - 0.4%
Citycon Oyj 7.875% (b)(c)(f)	EUR	347,000	361,936
GERMANY - 4.3%
Consumer Discretionary - 1.0%
Automobiles - 1.0%
Volkswagen International Finance NV 3.875% (b)(c)(f)	EUR	900,000	943,165
Real Estate - 3.3%
Real Estate Management & Development - 3.3%
Aroundtown Finance Sarl 7.875% (c)(f)		1,400,000	1,286,456
Aroundtown SA 3.375% (b)(c)(f)	EUR	1,100,000	1,036,103
Grand City Properties SA 1.5% (b)(c)(f)	EUR	800,000	801,354
			3,123,913
TOTAL GERMANY			4,067,078
IRELAND - 0.1%
Financials - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (b)(c)(f)	EUR	160,000	182,838
SWEDEN - 0.9%
Real Estate - 0.9%
Real Estate Management & Development - 0.9%
Heimstaden Bostad AB 3.248% (b)(c)(f)	EUR	558,000	580,689
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(c)(f)(g)	EUR	495,000	264,484

TOTAL SWEDEN			845,173
SWITZERLAND - 1.3%
Financials - 1.3%
Capital Markets - 1.3%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(f)(g)(h)		9,515,000	951,500
UBS Group AG 7% (b)(c)(f)		300,000	313,566

TOTAL SWITZERLAND			1,265,066
UNITED KINGDOM - 3.1%
Consumer Staples - 1.1%
Tobacco - 1.1%
British American Tobacco PLC 3% (b)(c)(f)	EUR	900,000	999,763
Financials - 1.3%
Banks - 1.3%
Barclays PLC 7.125% (c)(f)	GBP	200,000	268,212
Barclays PLC 8.875% (b)(c)(f)	GBP	430,000	600,694
Lloyds Banking Group PLC 5.125% (c)(f)	GBP	280,000	373,668
			1,242,574
Industrials - 0.3%
Ground Transportation - 0.3%
Mobico Group PLC 4.25% (b)(c)(f)	GBP	198,000	247,037
Utilities - 0.4%
Electric Utilities - 0.4%
SSE PLC 3.74% (b)(c)(f)	GBP	320,000	425,371
TOTAL UNITED KINGDOM			2,914,745
TOTAL PREFERRED SECURITIES (Cost $20,819,952)			10,083,699

U.S. Treasury Obligations - 24.1%
	Yield (%) (i)	Principal Amount (a)	Value ($)
US Treasury Bonds 4.125% 8/15/2044	4.14 to 4.18	350,000	347,265
US Treasury Bonds 4.375% 8/15/2043	4.90	1,994,000	2,050,315
US Treasury Bonds 4.5% 2/15/2044	4.67	1,700,000	1,773,844
US Treasury Bonds 4.625% 5/15/2044	4.12 to 4.65	450,000	476,930
US Treasury Bonds 6.25% 5/15/2030 (j)(k)	3.46 to 4.41	3,534,000	4,007,363
US Treasury Notes 3.75% 12/31/2030	4.07	383,000	385,259
US Treasury Notes 3.75% 8/31/2031	3.64	1,100,000	1,105,844
US Treasury Notes 3.875% 8/15/2033	4.77	184,000	185,481
US Treasury Notes 4% 1/31/2029	3.87	2,888,000	2,936,735
US Treasury Notes 4.125% 7/31/2031	3.59 to 3.97	800,000	822,508
US Treasury Notes 4.25% 2/28/2029	4.14 to 4.25	2,555,000	2,625,961
US Treasury Notes 4.25% 6/30/2031	4.35	620,000	641,845
US Treasury Notes 4.5% 11/15/2033	4.14	326,000	344,274
US Treasury Notes 4.625% 4/30/2029	4.44 to 4.72	4,950,000	5,168,883
TOTAL U.S. TREASURY OBLIGATIONS (Cost $22,119,859)			22,872,507

Money Market Funds - 4.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (l) (Cost $3,774,941)	4.89	3,774,186	3,774,940

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $105,215,420)	94,916,599
NET OTHER ASSETS (LIABILITIES) - 0.2%	179,037
NET ASSETS - 100.0%	95,095,636

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	10	Dec 2024	804,706	(4,292)	(4,292)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	17	Dec 2024	3,540,117	7,143	7,143
CBOT Long Term U.S. Treasury Bond Contracts (United States)	27	Dec 2024	3,353,063	(36,255)	(36,255)
TME 10 Year Canadian Note Contracts (Canada)	13	Dec 2024	1,201,619	6,622	6,622

TOTAL PURCHASED					(26,782)

Sold

Interest Rate Contracts
ICE Long Gilt Contracts (United Kingdom)	8	Dec 2024	1,052,768	12,987	12,987

TOTAL FUTURES CONTRACTS					(13,795)
The notional amount of futures purchased as a percentage of Net Assets is 9.3%
The notional amount of futures sold as a percentage of Net Assets is 1.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	54,952	AUD	82,000	UBS AG	10/03/24	(1,739)
USD	63,731	AUD	92,000	Royal Bank of Canada	12/05/24	80
USD	395,400	CAD	540,000	Bank of America, N.A.	10/03/24	(3,885)
USD	837,180	CAD	1,127,000	Citibank, N.A.	10/03/24	3,857
USD	674,973	CAD	909,000	BNP Paribas S.A.	10/03/24	2,843
USD	1,931,120	CAD	2,598,000	BNP Paribas S.A.	12/05/24	7,029
USD	64,494	CAD	87,000	BNP Paribas S.A.	12/05/24	62
USD	41,876,808	EUR	37,882,000	Bank of America, N.A.	10/03/24	(293,473)
USD	195,957	EUR	177,000	BNP Paribas S.A.	10/03/24	(1,080)
USD	213,018	EUR	192,000	BNP Paribas S.A.	10/03/24	(716)
USD	87,114	EUR	79,000	BNP Paribas S.A.	10/03/24	(829)
USD	90,445	EUR	81,000	BNP Paribas S.A.	10/03/24	276
USD	445,562	EUR	399,000	Bank of America, N.A.	10/03/24	1,395
USD	41,071,315	EUR	36,640,000	Citibank, N.A.	12/05/24	178,576
USD	1,058,323	EUR	946,000	BNP Paribas S.A.	12/05/24	2,522
USD	15,636,194	GBP	12,068,000	State Street Bank and Trust Co	10/03/24	(498,110)
USD	349,914	GBP	268,000	JPMorgan Chase Bank, N.A.	10/03/24	(8,389)
USD	216,891	GBP	162,000	Bank of America, N.A.	10/03/24	305
USD	14,870,777	GBP	11,101,000	Goldman Sachs Bank USA	12/05/24	30,937
AUD	86,000	USD	59,535	Royal Bank of Canada	10/03/24	(78)
CAD	2,586,000	USD	1,919,336	BNP Paribas S.A.	10/03/24	(7,203)
EUR	207,000	USD	231,122	BNP Paribas S.A.	10/03/24	(690)
EUR	2,227,000	USD	2,484,885	BNP Paribas S.A.	10/03/24	(5,786)
EUR	36,379,000	USD	40,678,998	Citibank, N.A.	10/03/24	(181,858)
EUR	650,000	USD	725,337	BNP Paribas S.A.	10/02/24	(1,789)
GBP	313,000	USD	415,617	Bank of America, N.A.	10/03/24	2,848
GBP	1,173,000	USD	1,571,591	Bank of America, N.A.	10/03/24	(3,350)
GBP	10,999,000	USD	14,736,460	Goldman Sachs Bank USA	10/03/24	(31,355)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(809,600)
Unrealized Appreciation						230,730
Unrealized Depreciation						(1,040,330)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	1,250,000	(25,918)	25,776	(142)
Heidelberg Materials AG	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	580,000	(130,462)	128,969	(1,493)
Generali	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	500,000	4,861	(5,795)	(934)
Intesa Sanpaolo SpA	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	520,000	12,377	(12,362)	15
AXA SA	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	750,000	(4,696)	5,100	404
Societe Generale France	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	500,000	14,388	(14,380)	8
UniCredit SpA	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	450,000	10,768	(11,053)	(285)

TOTAL CREDIT DEFAULT SWAPS							(118,682)	116,255	(2,427)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $54,508,228 or 57.2% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,003,674 or 5.3% of net assets.

(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Security is perpetual in nature with no stated maturity date.
(g)	Non-income producing - Security is in default.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $282,352.
(k)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,273,468.

(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	11,501,764	49,692,671	57,419,533	252,693	38	-	3,774,940	0.0%
Fidelity Securities Lending Cash Central Fund	-	10,786,135	10,786,135	848	-	-	-	0.0%
Total	11,501,764	60,478,806	68,205,668	253,541	38	-	3,774,940

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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